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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 7, 1996
                                ---------------
                Date of Report (Date of earliest event reported)


                            PRECISION SYSTEMS, INC.
                            -----------------------
               (Exact name of Registrant as Specified in Charter)


       DELAWARE                      0-20068                     41-1425909
       --------                      -------                     ----------
(State or Other Juris.             (Commission                  (IRS Employer
  of Incorporation)                File Number)              Identification No.)

11800 30TH COURT NORTH
ST. PETERSBURG, FLORIDA                                             33716
-----------------------                                             -----
(Address of Principal                                             (Zip Code)
Executive Offices)


                                 (813) 572-9300
                                 --------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 5.          OTHER EVENTS

         Precision Systems, Inc. (the "Company") has acquired 100% of the issued and outstanding common stock of BFD Productions, Inc., a Nevada corporation ("BFD"), pursuant to the terms and conditions of a Stock Purchase Agreement (the "Agreement") between the Company and three former shareholders of BFD. Under the terms of the Agreement, the Company paid $1,500,000 in cash and issued 272,285 shares of its Common Stock in exchange for 100% of BFD's common stock. In connection with the Agreement, the Company granted to former shareholders of BFD certain demand and piggyback registration rights.

         The description contained herein of the Agreement is qualified in its entirety by reference to the Agreement, which is attached hereto as exhibit
99.1 and incorporated by reference herein.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired:

                 Not Applicable

         (b)     Pro Forma Financial Information:

                 Not Applicable

         (c)     Exhibits:

                 Number           Exhibit description

                 99.1 Stock Purchase Agreement dated October 2, 1995 by and between the Company and Bruce F. Dyer, Patricia A. Schmitt and Christina J. Colligan.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRECISION SYSTEMS, INC.

Date:  October 18, 1996                 By:  /s/ Steven H. Grant
                                             -----------------------------------
                                             Steven H. Grant
                                             Chief Financial Officer